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                                                                    EXHIBIT 23A
                            [ARTHUR ANDERSEN LOGO]

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports dated January 17, 2000 included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-52405, 33-52407 and 333-60327.

/s/ ARTHUR ANDERSEN


Greensboro, North Carolina,
 February 24, 2000.